Exhibit 99.1
2024 Annual Performance PRESENCEBANK.COM 1 3 CONSECUTIVE YEARS 2022 ~ 2023 ~ 2024 Presented to:

Disclaimers PRESENCEBANK.COM 2 This presentation does not constitute or form part of any offer or invitation to purchase any securities of PB BANKSHARES, INC in whole or in part. This presentation has been prepared by Presence Bank solely for informational purposes to assist interested parties in making their own evaluation of Presence Bank. It does not purport to contain all the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of PB BANKSHARES, INC and the data set forth in this presentation and other information provided by or on behalf of Presence Bank is not providing you with any legal, business, tax or other advice regarding an investment in the securities. You should consult with your own advisors as needed to assist you in making your investment decision. Any securities of PB BANKSHARES, INC are not a deposit or bank account, and are not, and will not be, insured or guaranteed by the FDIC or any other federal or state government agency. This presentation may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Presence Bank’s industry, management’s beliefs and certain assumptions made by management, many of which are by their nature inherently uncertain and beyond Presence Bank’s control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although Presence Bank believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements.

Disclaimers (continued) PRESENCEBANK.COM 3 You should not place undue reliance on any forward-looking statement and should carefully consider the risks and other factors that Presence Bank faces, including, but not limited to (i) changes in general business, industry or economic conditions or competition; (ii) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting bank holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (iii) adverse changes or conditions in capital and financial markets; (iv) changes in interest rates and inflation; (v) the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations and other acquisitions; (vi) changes in the quality or composition of our loan and investment portfolios; (vii) adequacy of loan loss reserves; (viii) increased competition; (ix) loss of certain key officers; (x) continued relationships with major customers; (xi) deposit attrition; (xii) rapidly changing technology; (xiii) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xiv) changes in the cost of funds, demand for loan products or demand for financial services; (xv)severe weather, acts of terrorism, an outbreak of hostilities or other geopolitical events, or the anticipation of such events; (xvi) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices; and (xvii) our success at managing the foregoing items. Except as otherwise indicated, this presentation speaks only as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Presence Bank after the date hereof. This presentation does not purport to contain all the information that may be required to evaluate the securities, and you should conduct and rely upon your own independent analysis of PB BANKSHARES, INC and the data contained or referred to herein.

PRESENCEBANK.COM 4 Bank History Presence Bank begins as the ”Industrial Building and Loan Association” in Coatesville, PA. Founded by 15 individuals with approximately $200. 1919 A new management team establishes the Bank’s new name and strategic direction. 2019 Presence Bank (PB Bankshares, Inc.) successfully demutualized to a full-service business lending bank adding to the existing capital-base over $27 million. 2021 Presence Bank received a Bauer Financial 5-Star Rating and was recognized as one of the Best Places to work (BPW) in PA. 2022 2023 Our Bank continued to remain a 5-star rating, while also climbing to #3 as a Best Places to Work. In addition, the Bank was recognized a best business lender by PA Association of Community Bankers (PACB). The bank achieved its third consecutive year with Bauer 5-Star and BPW. Presence Bank was also named Chester County’s Best Bank and opened our new administrative office in Lancaster. 2024

PRESENCEBANK.COM 5 Executive Team 130+ COMBINED YEARS OF INDUSTRY EXPERIENCE

PRESENCEBANK.COM 6 Who We Are Our goal is to remain a “Best Places to Work” company every year We had a 5.6% Employee turnover rate in 2024 We are an ESOP company with our Associates owning stock

PRESENCEBANK.COM 7 Core Operating Markets Chester Region Lancaster Region Capital Region • 10-County Market throughout Southcentral Pennsylvania. • We lend to local people and businesses we know and trust us. • Deposit customers are from the communities we live, play and work in.

PRESENCEBANK.COM 8 New Admin Office in Lancaster, PA • Great visibility • Central location between Chester-Harrisburg • More space to grow our team(s) • Improved communication with everyone in the office everyday • Investing in our future growth in Lancaster and surrounding counties

Relationship-Based

White Glove Delivery Team

Capital Region



Tom Bream
SVP, Market Executive

35+ Years In-Market Experience



Vishnu Patel, CPA
AVP, Relationship Manager

5 Years In-Market Experience



James Edrington
Cash Management & Not-for-Profit Specialist

Lancaster Region



Jeff Nolan
SVP, Market Executive

35+ Years In-Market Experience



Lori Bennett
AVP, Relationship Manager

15+ Years In-Market Experience



Elli Stoltzfus
Relationship Manager

Chester Region



Doreen Broaddus
AVP, Cash Management

30+ Years In-Market Experience



Joe Pomorski
Relationship Manager

20+ Years In-Market Experience

It's simple.

We strive to provide white-glove customer service, delivering a memorable experience with locally owned and operated businesses, non-profit, and municipal customers.

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PRESENCEBANK.COM 10 Business Model & Execution Our DELIVERY Our CUSTOMERS Onboarded over 90 new Cash Management customers in Last 2 Years Revamped credit underwriting process with more robust life of loan system for efficiency and a streamlined process Top 100 Borrowers – 93% New to Bank in Last 5 Years Top 100 Deposit Customers – 94% New to Bank in Last 5 Years White-Glove high touch customer service- “We Come to You!”

PRESENCEBANK.COM 11 Top Five (5) Priorities – Customer Focus 1. Deposit Growth • Growing relational deposits assists with having enough liquidity to fund the bank’s loan growth. 2. Cash Management & Not-for-Profit Growth • Necessary products and services that supports unique needs of our customers with having dedicated and sophisticated capabilities really being a niche focus. 3. Loan Growth • Provides revenue to direct more profits back into our Associates’ growth, enhanced customer deliveries and support our local communities. 4. Retain, Recruit and Grow our Banking Talent • Further building upon our team with passionate bankers that appreciate the bank’s culture – High Care + High Accountability = High Performance. 5. Safe & Sound Business Risks / Credit Quality • Having customers that are honest and honor their commitments to repay debt.

PRESENCEBANK.COM 12 Cash Management Services 1 Message and data rates may apply; check with your mobile provider.

PRESENCEBANK.COM 13 Percentage of Deposits Uninsured • Presence Bank’s uninsured and uncollateralized deposits were 11.0% of the Bank’s total deposits as of December 31, 2024, well below the banking system’s average. • Presence Bank has deposits over $250,000 that are fully collateralized for our public fund's customers. Presence Bank can meet the obligation of its uninsured and uncollateralized deposits with the cash on hand and liquidity sources at 544.9%*. * The Bank maintains highly liquid sources of available funds, including unused borrowing capacity with the Federal Home Loan Bank of Pittsburgh and the Federal Reserve Bank of Philadelphia and available federal funds lines with other banks, as well as unpledged available-for-sale debt securities with a fair value in excess of collateral obligations. At December 31, 2024, available funding from these sources totaled 544.9% of uninsured and uncollateralized deposits.

PRESENCEBANK.COM 14 Long Term Growth-Total Assets, Deposits, & Loans As of December 31, (dollars in thousands) CAGR = 28.2%

PRESENCEBANK.COM 15 Results: 2019 – 2024 As of or for the year ended December 31, (dollars in thousands)

PRESENCEBANK.COM 16 Results: 2019 – 2024 As of or for the year ended December 31, (dollars in thousands) $952 $(555) $955 $2,645 $2,464 $2,247 $(1,000) $(500) $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2019 2020 2021 2022* 2023 2024* (000)s Pre -Tax Income * The year ended December 31, 2022, included an $821,000 gain on sale of premises and equipment within pretax income. The year ended December 31, 2024, included a $487,000 gain on sale of premises and equipment within pretax income.

Tangible Book Value Per Common Share

As of December 31,


$19.50
$19.00
$18.50
$18.00
$17.50
$17.00
$16.50
$16.00
$15.50
$15.00
$14.50
2021
2022
2023
2024
Tangible book value per common share
Tangible book value per common share excluding accumulated other comprehensive loss*

	2021		2022		2023		2024	
Tangible common equity	$	45,834	$	45,987	$	46,989	$	**48,658**
Adjustment for accumulated other comprehensive loss	$	(282)	$	(1,932)	$	(1,247)	$	**(305)**
Tangible common equity excluding accumulated other comprehensive loss	$	46,116	$	47,919	$	48,236	$	**48,963**
Common shares outstanding		2,777,250		2,845,076		2,679,967		**2,552,115**
Tangible book value per common share	$	16.50	$	16.16	$	17.53	$	**19.07**
Tangible book value per common share excluding accumulated other comprehensive loss	$	16.60	$	16.84	$	18.00	$	**19.19**

***Non-GAAP Financial Measure Reconciliation**

The table above reconciles, as of the dates set forth above, stockholders' equity (on a GAAP basis) to tangible book value and tangible book value excluding accumulated other comprehensive loss and calculates our tangible book value per common share and tangible book value per common share excluding accumulated other comprehensive loss. Book value is equal to tangible book value due to the Company having no intangible assets.

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2024 Performance PRESENCEBANK.COM 18 STRESS TESTING AND LOAN COMPOSITION

Stress Testing – Commercial Real Estate (CRE) Portfolio as of December 31, 2024 PRESENCEBANK.COM 19 Management is monitoring the commercial real estate portfolio and concentration, assessing its associated risks. • Completed Stress Testing on 83.5% or $126.2 million of CRE portfolio. Loans below $500,000 and Construction Loans are not subject to Stress Testing. • CRE Portfolio has an average loan-to-value ratio of 59.2%. • Baseline debt service coverage ratio is 1.41 times without sponsor or guarantor support. • Property type is diverse with no geographic concentration noted. Stress Test • $25.5 million hospitality loans in the portfolio. The portfolio consists of eight flagged hotel loans (seven properties). • Average loan-to-value is 58.5%. • Baseline debt service coverage ratio 1.90 times exclusive of any sponsor or guarantor support (Two hotels were newly acquired; therefore, the debt service coverage is based on the projected cash flow.). • Guarantors have strong liquidity and are experienced hotel operators. Hospitality Exposure

PRESENCEBANK.COM 20 Loan Composition as of December 31, 2024 (Dollars in thousands)

PRESENCEBANK.COM 21 Commercial Real Estate (CRE) Portfolio as of December 31, 2024 (Dollars in thousands) : Note: This pie chart represents income producing CRE that is subject to stress testing totaling $126.2 million, or 83.5% of the CRE portfolio.

2024 Performance PRESENCEBANK.COM 22

PRESENCEBANK.COM 23 Financial Highlights (Unaudited) (Dollars in thousands, except per share data)

PRESENCEBANK.COM 24 Financial Highlights (Unaudited) (Dollars in thousands)

PRESENCEBANK.COM 25 Performance Ratios (as of and for the three months ended) (Dollars in thousands, except per share data) * See next slide for Non-GAAP Financial Measure Reconciliation.

PRESENCEBANK.COM 26 *Non-GAAP Financial Measure Reconciliation (Dollars in thousands, except per share data)

PRESENCEBANK.COM 27 Growing our Greater Purpose The bank’s goal is to support ongoing a child’s wish locally living in our 3 core operating markets. TOTAL Amount Raised to Date: $71,745* *Amount as of 12/31/24

Granting Local Wishes

Wish #1: 7-Year Girl Sadie

- Lives in Honey Brook, Chester County
- Illness: Muscular Dystrophy

Wish GRANTED: Therapeutic Hot Tub

Wish #2: 9-Year Boy Ronan

- Lives in Mechanicsburg, Cumberland County
- Illness: Brain Cancer

Wish GRANTED: Disney World

Wish #3: 9-Year Girl Brooke

- Lives in Mt. Joy, Lancaster County
- Illness: Leukemia

Wish GRANTED: San Diego Zoo

Wish #4: 17-Year Boy Zachary

- Lives in Mechanicsburg, Cumberland County
- Illness: Brain Cancer

Wish GRANTED: Dutton Ranch

Wish #5: 16-Year Boy Josh

- Lives in Coatesville, Chester County
- Illness: Cancer

Wish GRANTED: Hawaii

Make-A-Wish®

- 2 from Chester Region
- 3 from Lancaster Region
- 2 from Capital Region

Wish #6: 12-Year Boy Josh

- Lives in Manheim Twp, Lancaster County
- Illness: Autoimmune Disorder

Wish GRANTED: Creed Band Concert

Wish #7: 11-Year Girl Harmony

- Lives in Landisville, Lancaster County
- Illness: Leukemia

Wish GRANTED: St. Thomas

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PRESENCEBANK.COM 29 Granting Local Wishes #8  Lives in Honey Brook, Chester County  Illness: Muscular Dystrophy Wish GRANTED: Therapeutic Hot Tub  Lives in Mechanicsburg, Cumberland County  Illness: Brain Cancer Wish GRANTED: Dutton Ranch  Lives in Hershey, Dauphin County  Illness: Leukemia Wish CURRENT: US Olympic Snowboarding Facility Wish #8: 17-Year Boy Joey Joey, a 17-year-old senior at Hershey High School in Pennsylvania, is a highly accomplished freestyle snowboarder competing with the USASA. He was diagnosed with leukemia in 2023 and cannot currently compete in the sport he loves. His wish is to attend the US Olympic snowboarding facility to enjoy the slopes with his family. Beyond snowboarding, Joey exhibits diverse talents, including playing guitar in both the St. Joan of Arc church band and his own basement band with high school friends.

NASDAQ SYMBOL: [PBBK] 30 Contact Information Janak M. Amin President & CEO THANK YOU!